1838 INVESTMENT ADVISORS FUNDS

                Supplement To The Prospectus Dated March 1, 2004



At a meeting held on March 31, 2004, the Board of Trustees of 1838 Investment Advisors Funds (the "Trust") unanimously approved the liquidation and termination of the 1838 Large Cap Equity Fund (the "Large Cap Fund"). The Large Cap Fund's assets were liquidated as of April 1, 2004, and a final liquidating net asset value of $7.12 was established. All outstanding shares of the Large Cap Fund had been redeemed and operations were terminated as of the close of business on April 19, 2004. Inquiries may be directed to the Trust's transfer agent toll free at (877) 367-1838.

            The date of this Prospectus Supplement is April 27, 2004.